UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2006

SIZELER PROPERTY INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-09349	72-1082589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2542 Williams Boulevard, Kenner, LA 70062

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (504) 471-6271

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02. Results of Operations and Financial Condition.

On February 14, 2006, Sizeler Property Investors, Inc. issued a press release announcing its financial results for the three-months and year-ended December 31, 2005. A copy of the release is furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this section of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated February 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIZELER PROPERTY INVESTORS, INC.

/s/ Thomas A. Masilla, Jr.
Name:	Thomas A. Masilla, Jr.
Title:	President and Chief Operating Officer

Date: February 17, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated February 14, 2006.